                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.1

ANC RENTAL CORPORATION, ET AL.                                                               CASE NO. 01-11200 JOINTLY ADMINISTERED
                              COMBINED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SUBSTITUTE MOR-1
                              -----------------------------------------------------------------------
                                          FOR THE PERIOD MARCH 1, 2003 TO MARCH 31, 2003


                                                                 CURRENT PERIOD ACTIVITY        ACTIVITY - FILING PERIOD TO DATE
                                                              -----------------------------     ---------------------------------
                                                                 ACTUAL         PROJECTED           ACTUAL           PROJECTED
                                                              ------------     ------------     --------------     --------------
Cash - Beginning of Period                                    $ 57,635,915     $ 81,773,000     $  101,226,814     $   99,778,000

Receipts:
        Credit Card and Local Deposits                        $169,753,637     $159,069,000     $2,779,785,234     $2,655,154,000
        Collections of Accounts Receivable                      43,408,097       24,792,000        872,013,916        537,123,000
        Other Receipts                                          60,220,965       42,245,000        513,477,016        359,495,000
                                                              ------------     ------------     --------------     --------------
Total Receipts                                                $273,382,699     $226,106,000     $4,165,276,165     $3,551,772,000

Disbursements:
        US Trustee Fees Paid                                  $         --     $         --     $      383,250     $           --
   4    Fleet Operating Expenses                              $ 14,480,005       11,642,000        233,990,968        245,251,000
  5a    Personnel - Net Cash Payroll                          $ 17,732,060       16,244,255        355,576,164        324,875,177
  5b    Personnel - Payroll Taxes Paid                        $  6,913,841        6,333,737        133,760,656        119,118,311
  5c    Personnel - Benefits Payments                         $  6,211,256        5,690,102        102,911,238         92,048,126
  5d    Personnel - Payments of Garnishments Withheld         $    155,995          142,906          2,947,704          2,700,632
   6    Travel Expenses Paid                                  $    708,865          750,000          7,626,026          6,565,000
   7    Fuel Payments For Rental Fleet                        $  4,816,914        4,231,000         64,866,178         72,462,000
   8    Airport - Agency - Concession Fees Paid               $ 10,459,360       16,268,000        272,950,095        122,564,000
   9    Insurance Payments All                                $ 10,558,606       14,764,000        157,297,885        180,747,000
  11    Facility and Other Fixed Operating Expenses Paid      $ 13,549,147       13,352,000        278,590,391        190,883,000
  13    Travel Agency Tour Operator Commission Payments       $  4,627,728        7,825,000        117,320,524        123,588,000
  14    Advertising Payments                                  $  7,387,149        8,722,000         84,710,035        107,256,000
  15    IT Consulting Payments                                $  5,515,437        8,327,000         78,953,746         63,903,000
  16    IT Other Cash Payments                                $  1,386,437        1,146,000         31,057,034         78,325,000
  17    Sales Taxes and Other Taxes Paid                      $ 14,524,597       16,777,000        334,447,217        396,559,000
  18    Professional Fees Paid - Ordinary Course              $  2,064,852        1,155,000         20,032,477          9,347,000
  19    Professional Fees Paid - Bankruptcy Professionals     $  3,088,797        2,787,000         32,912,465         34,541,000
  20    Other Miscellaneous Operating Expenses Paid           $ 13,174,049        3,787,000        140,588,547         63,470,000
  23    Capital Expenditures                                  $  2,306,366        4,570,000         21,136,927         85,139,000
  24    Interest and Financing Fees Paid                      $  1,943,718        1,854,000         31,724,856         21,240,000
  25    Vehicle Holding Costs Paid                            $101,520,792       77,188,000      1,233,573,181      1,131,024,000
  25.1  Fleet Purchase Payments and Financing Enhancements    $  9,085,587        8,000,000        446,338,358        303,959,000
  26    Working Capital Fundings to Subsidiaries                        --               --          4,000,000          6,000,000
                                                              ------------     ------------     --------------     --------------
Total Disbursements                                           $252,211,558     $231,556,000     $4,187,695,924     $3,781,565,245

Net Cash Flow                                                 $ 21,171,141     $ (5,450,000)    $  (22,419,758)    $ (229,793,245)
                                                              ------------     ------------     --------------     --------------

Cash at End of Period                                         $ 78,807,056     $ 76,323,000     $   78,807,056     $ (130,015,245)
                                                              ============     ============     ==============     ==============


Notes: "Projected" amounts for the month of March posted from the 2003 Cash Collateral Budget.

         Beginning Projected Balance for March adjusted to 2003 Cash Collateral Beginning Balance.

         Projected amounts for the Filing Period to Date reflect a combination of:
                  a. original cash budget
                  b. revised cash budget of February 15, 2002
                  c. Cash Collateral Budget of 2003

         Effective July 2002, category 12 "Other" has been combined with Category 20 "Other"

         Effective August 2002, all Insurance payments combined in item 9 "Insurance All"

ANC RENTAL CORPORATION ET AL.,
CASE NO. 01-11200 JOINTLY ADMINISTERED
SUMMARY COMBINED BALANCE SHEET
MARCH 31, 2003


                           ASSETS

Cash & Cash Equivalents                                   $   78,210,696
Restricted Cash                                                  596,360
Receivables, net                                              80,852,893
Prepaid Expenses                                              52,254,160
Revenue Earning Vehicles, net                                (51,909,039)
Property Plant & Equip, net                                  214,131,123
Investment in Subsidiaries                                 3,756,909,350
Other Assets                                                  48,046,077
                                                          --------------
     TOTAL ASSETS                                         $4,179,091,620
                                                          ==============



             LIABILITIES & SHAREHOLDERS' EQUITY

Accounts Payable                                          $  143,608,957
Accrued Liabilities                                          225,176,290
Insurance Reserves                                           300,376,110
Other Debt                                                   332,785,270
Deferred Income Taxes                                        253,710,734
Interest Rate Hedges at Fair Value                            82,260,000
Due to Affiliates                                            728,438,408
Other Liabilities                                             88,477,877
                                                          --------------
     TOTAL LIABILITIES                                     2,154,833,646

Shareholders' Equity                                       2,024,257,974
                                                          --------------
     TOTAL LIABILITIES & SHAREHOLDERS' EQUITY             $4,179,091,620
                                                          ==============


The Summary Combined Balance Sheet represents the combined balance sheets of the legal entity Debtors only and does not include either the elimination of inter-company transactions and investments as required under Generally Accepted Accounting Principles or the balance sheets of the Non-Debtors. Had inter-company transactions been eliminated and the balance sheets of the Non-Debtors, which are also wholly owned subsidiaries, been included and consolidated, Investments in Subsidiary would have been fully eliminated, Due to Affiliates would have been fully eliminated and Shareholders' Equity (Deficit) would have been ($369) million. A non-consolidated combining balance sheet has the effect of artificially inflating inter-company assets, inter-company liabilities and shareholders' equity (deficit). Nevertheless such presentation is required by the Operating Guidelines and Reporting Requirements established by the Office of the United States Trustee.

ANC RENTAL CORPORATION, ET AL.,                                                                                 FOR THE PERIOD
CASE NUMBER 01-11200 JOINTLY ADMINISTERED                                                                        11/13/2001
COMBINED STATEMENT OF OPERATIONS                                              FOR THE ONE MONTH                    THROUGH
FOR THE PERIODS AS INDICATED                                                 ENDED MARCH 31, 2003                03/31/2003
-----------------------------------------                                    --------------------               --------------
Total Revenue                                                                      156,505,210                  2,782,120,259

Direct Operating Costs                                                              76,480,283                  1,378,164,534
Vehicle Depreciation, net                                                           61,474,450                  1,136,343,153
SGA                                                                                 36,978,760                    610,375,785
Amortization of Intangibles                                                                 --                        305,027
Transition Cost (Benefit)                                                          (19,127,607)                   165,654,209
Interest Income                                                                        (88,430)                    (3,739,458)
Interest Expense (Income)                                                           (5,116,123)                    80,989,618
FMV Stand Alone Caps                                                                 2,170,318                     47,774,269
Other (Income) / Expense net                                                           (91,930)                   120,811,583
                                                                                   -----------                  -------------
Net Income                                                                           3,825,489                   (754,558,461)
                                                                                   ===========                  =============



Note:    Obligations incurred by ANC Management Services, Inc., Republic Guy
Salmon, Inc., and certain other subsidiaries are settled by ANC Rental Corporation then charged to the respective subsidiary by way of an intercompany charge.